FIRST AMENDMENT

                                              TO

                                  FACILITIES LEASE AGREEMENT

                                            between

                                   BRAZOS RIVER LEASING L.P.

                                              and

                        DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                                   Dated as of June 1, 1994








This First Amendment to Facilities Lease Agreement has been manually executed in 12 counterparts, numbered consecutively from 1 through 12, of which this is No. 4. To the extent, if any, that this First Amendment to Facilities Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this First Amendment to Facilities Lease Agreement may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                       FIRST AMENDMENT TO FACILITIES LEASE AGREEMENT

This First Amendment to Facilities Lease Agreement is made and entered into as of June 1, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                                   W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into a Facilities Lease Agreement, dated as of October 30, 1992, the "Facilities Lease Agreement"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Facilities Lease Agreement to extend the lease term and to otherwise set forth their mutual agreement; and

      WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility leased by Brazos under the Facilities Lease Agreement.


      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Facilities Lease Agreement is hereby amended as follows:

      1. Section 5.01 of the Facilities Lease Agreement is hereby amended by deleting the reference to "April 30, 1997" and inserting in lieu thereof "April 30, 1999".

      2. Section 5.03 of the Facilities Lease Agreement is hereby amended by deleting the reference to "April 30, 2007" and inserting in lieu thereof "April 30, 2009".

      3. Section 3.02 of the Facilities Lease Agreement is hereby amended to add in the first sentence of paragraph (a) of such Section 3.02 immediately after the words "if the terms of (b)" the additional reference to "or (c)" and to add to such Section 3.02, a paragraph (c) which shall read as follows: " (c) Upon the release or disposition of a Facility or any portion thereof and the application of proceeds therefrom in accordance with Section 9.1(a)(viii) of the Credit Agreement, Brazos and Diamond Shamrock R&M shall execute a Revised Facility Leasing Record to reflect the change in Acquisition Cost for such Facility caused by such release or disposition."

      4. Brazos and Diamond Shamrock R & M agree that this First Amendment to Facilities Lease Agreement shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of the Third Amendment and Modification Agreement by the necessary parties under the Credit Agreement.

      5. Defined terms used in this First Amendment to Facilities Lease Agreement and not otherwise defined herein have the meanings ascribed to those terms in the Facilities Lease Agreement.

      IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this First Amendment to Facilities Lease Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                      BRAZOS RIVER LEASING L.P.

                                      By:  Headwater Investments L.P.,
                                           its General Partner

                                           By:  Headwater Holdings  Inc.,
                                                its General Partner


                                                By: /S/ GREGORY C. GREENE
                                                    President


                                      DIAMOND SHAMROCK REFINING
                                           AND MARKETING COMPANY


                                      By: /S/ R.C. BECKER
                                              Vice President and
                                               Treasurer